SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           March 14, 2000
                          Date of Report
                (Date of Earliest Event Reported)

                    GRAYSTONE WORLD WIDE, INC.
      (Exact Name of Registrant as Specified in its Charter)

         Delaware                 0-23498               33-0601487
(State or other Jurisdiction)(Commission File No.)(IRS Employer I.D. No.)


                      2506 Regency Lake Drive
                      Marietta, Georgia 30062
             (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                          (770) 973-0673

                      68 South Main Street, Suite 600
                          Salt Lake City, Utah 84111
       (Former Name or Former Address if changed Since Last Report)


Item 1.  Changes in Control of Registrant.

         None, not applicable.

Item 2.  Acquisition or Disposition of Assets.

         None, not applicable.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None, not applicable.

Item 5.  Other Events.

         A special meeting of Stockholders was convened in accordance with the Corporate By-Laws, Article I, Section 3 by the holders of at least twenty percent of the shares entitled to vote at the meeting. The meeting was held at 2506 Regency Lake Dr., Marietta Georgia. A quorum of more than 50 percent of voting shares of Graystone World Wide, Inc. via presence at the meeting or via proxy was demonstrated.

	Mr. Norman J. McCallum was nominated and elected by the majority of votes cast to act as secretary for this meeting and follow on meetings until a permanent secretary can be appointed by the new Board of Directors.

	The following proposal's were properly introduced for discussion and consideration and voted upon by the stockholders present and all valid proxies received prior to the start of the meeting:

		Proposal 1 - Election of a new Board of Directors:

	The resignation of Mr. Todd Kinney, as a member of the Board of Directors was accepted by the stock holders of the company.

	The following people were nominated and elected by the majority of votes cast as the members of the new Board of Directors to serve for a period of 5 months until the next Annual Stockholder's Meeting or until their respective successors are elected and have been qualified:

     	Mr. Donald J. Hallisy - Director
     	Mr. Norman J. McCallum - Director
     	Mr. David Nelson - Director

		Proposal 2 - Authority for the Board of Directors:

	The new Board of Directors were given the authority and responsibility by the majority of votes cast to proceed with the following actions:

    	1. To remove formally any remaining consultants, promotional people, etc. and install a new,competent promotional team which will be closely supervised by the Board of Directors.

     	2. Assure that management maintains proper accounting and financial reporting controls and procedures and that accurate financial reports are generated. Bring all required filings current.

     	3. Retain services of appropriate professionals such as accountants and attorneys, that are Atlanta area based, for the following purposes:

          A.  Approve any new leases.

          B. Review from the financial and legal aspect, any possible acquisitions or mergers.

          C.  Review and prepare any stock subscription agreements.

          D. Review and advise on the possibility of any reverse or forward stock splits.

          E.  Review and advise on any loan agreements.

          F.  Prepare in a timely manner, all S.E.C. required filings.

     	4. To develop a business plan for presentation to Stockholders which may include development of new business, soliciting merger or acquisition proposals from other firms.

		Proposal 3 - Short Term Funding:

	The new Board of Directors were given authority and responsibility by the majority of votes cast to resolve the working capital problem of the company. They were given specific authority to:

     	1. Acquire short term loans of up to one-year to produce working capital.

     	2. Solicit such loans from Directors themselves, from Stockholders, and from traditional lending sources. Such loans shall be secured, shall bear a reasonable rate of interest, and shall be evidenced by an ordinary, standardized promissory note.

			Other Maters of Business:

	The following matters were considered and approved by the majority of votes cast:

     	1. The mailing address for Graystone World Wide, Inc. is now established as 2506 Regency Lake Drive, Marietta Georgia 30062.

    	2.  The telephone number for Graystone World Wide, Inc. is now
	    (770)-973-0673.

     	3. Shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by the Secretary of the Company, Graystone World Wide, Inc., 2506 Regency Lake Drive, Marietta Georgia 30062 by May 1, 2000 in order to be eligible to be included in the Proxy Statement of the Company for that meeting. The Board of Directors will set the date, time, and place of the next Annual Meeting of Shareholders and notify all shareholders in advance of the meeting.

Item 6.  Resignations of Directors and Executive Officers.

         The resignation of Mr. Todd Kinney, as a member of the Board of Directors was accepted by the stock holders of the company.

Item 7.  Financial Statements and Exhibits.

         None; not applicable.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.


                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GRAYSTONE WORLD WIDE, INC.


Date: 3/14/00                           ________________________
                                        By /s/ Donald J. Hallisy
                                        President and Director